UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K/A CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 10, 2006 (Date of earliest event reported)
Aradigm (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	0-28402 (Commission File Number)	94-3133088 (IRS Employer Identification Number)

3929 Point Eden Way (Address of principal executive offices)		94545 (Zip Code)
5102659000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 10, 2006, Aradigm Corporation (the "Company") announced via press release the Company's financial results for its third quarter ended September 30, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

Amendment to 8K filed November 10, 2006 to include Item 2.02. Results of Operations and Financial Condition

            99.1       Press Release of Aradigm dated November 10, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2006	ARADIGM By: /s/ Thomas C. Chesterman Thomas C. Chesterman SVP and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Aradigm dated November 10, 2006